SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 26, 2014 (August 21, 2014)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Duke Energy Purchase Agreement

On August 21, 2014, Dynegy Inc.’s (“Dynegy”) wholly-owned subsidiary, Dynegy Resource I, LLC, a Delaware limited liability company (“DRI”), entered into a Purchase and Sale Agreement (the “Duke Energy Agreement”) with Duke Energy SAM, LLC, a Delaware limited liability company (“Duke Energy SAM”), and Duke Energy Commercial Enterprises, Inc., an Indiana corporation (“Duke Energy CE” and, together with Duke Energy SAM, “Duke Energy”), pursuant to which DRI will, subject to the terms and conditions in the Duke Energy Agreement, purchase from Duke Energy 100% of the membership interests in Duke Energy Commercial Asset Management, LLC, an Ohio limited liability company, and Duke Energy Retail Sales, LLC, a Delaware limited liability company, thereby acquiring (i) five natural gas-fired power facilities located in Ohio, Pennsylvania and Illinois, (ii) one oil-fired power facility located in Ohio, (iii) partial interests in five coal-fired power facilities located in Ohio and (iv) a retail energy business for a base purchase price of $2.8 billion in cash, subject to certain adjustments, including, among others, Duke Energy’s (A) level of working capital at closing relative to target working capital and (B) actual capital expenditures relative to budgeted capital expenditures through the closing date (the “Duke Energy Acquisition”). The closing of the Duke Energy Acquisition is expected to occur by the end of the first quarter of 2015.

The Duke Energy Agreement includes customary representations, warranties and covenants by the parties, and is subject to various closing conditions, including (i) obtaining approval of the Federal Energy Regulatory Commission (“FERC”) under Section 203 of the Federal Power Act, as amended (“FERC Approval”), and other required governmental consents and approvals; (ii) no injunction or other orders preventing the consummation of the transactions contemplated under the Duke Energy Agreement; (iii) the continuing accuracy of each party’s representations and warranties; and (iv) the satisfaction of other customary conditions.

Each party has agreed to indemnify the other for breaches of representations and warranties, breaches of covenants and certain other matters, subject to certain exceptions and limitations.

The Duke Energy Agreement contains certain termination rights for both DRI and Duke Energy, including if the closing does not occur within nine months following the date of the Duke Energy Agreement (subject to extension to 12 months, if necessary to obtain applicable governmental approvals).

The foregoing description of the Duke Energy Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the full text of the Duke Energy Agreement, a copy of which is attached as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Dynegy Guaranty

Concurrently with the execution of the Duke Energy Agreement, Dynegy entered into a guaranty (the “Guaranty”), capped at $2.8 billion, in favor of Duke Energy, whereby Dynegy guarantees the payment and performance of DRI’s obligations under the Duke Energy Agreement, as well as under a transition services agreement to be entered into upon the closing of the Duke Energy Acquisition.

The foregoing description of the Guaranty and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the full text of the Guaranty, a copy of which is attached as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference.

ECP Stock Purchase Agreements

Also on August 21, 2014, Dynegy’s wholly-owned subsidiary, Dynegy Resource II, LLC, a Delaware limited liability company (the “EquiPower Purchaser”), entered into a Stock Purchase Agreement (the “EquiPower Agreement”) with Energy Capital Partners II, LP, a Delaware limited partnership (“ECP II”), Energy Capital Partners II-A, LP, a Delaware limited partnership (“ECP II-A”), Energy Capital Partners II-B, LP, a Delaware limited partnership (“ECP II-B”), Energy Capital Partners II-C (Direct IP), LP, a Delaware limited partnership (“ECP II-C”), Energy Capital Partners II-D, LP, a Delaware limited partnership (“ECP II-D”), and Energy Capital Partners II (EquiPower Co-Invest), LP, a Delaware limited partnership (“ECP Coinvest” and, collectively with ECP II, ECP II-A, ECP II-B, ECP II-C and ECP II-D, the “EquiPower Sellers”), EquiPower Resources Corp., a Delaware corporation (“EquiPower”), and, solely for certain limited purposes set forth therein, each of Energy Capital Partners II-C, LP, a Delaware limited partnership (“ECP II-C Fund”), and Dynegy, pursuant to which the EquiPower Purchaser will, subject to the terms and conditions in the EquiPower Agreement, purchase from the EquiPower Sellers 100% of the equity interests in EquiPower, thereby acquiring (i) five combined cycle gas turbines in Connecticut, Massachusetts and Pennsylvania, (ii) a partial interest in one natural gas-fired peaking facility in Illinois, (iii) two gas and oil fired peaking facilities in Ohio and (iv) one coal-fired facility in Illinois (the “EquiPower Acquisition”).

On August 21, 2014, in a related transaction, Dynegy’s wholly-owned subsidiaries, Dynegy Resource III, LLC, a Delaware limited liability company (the “Brayton Purchaser” and, together with the EquiPower Purchaser, the “ECP Purchasers”), and Dynegy Resources III-A, LLC, a Delaware limited liability company (“Merger Sub”), entered into a Stock Purchase Agreement and Agreement and Plan of Merger (the “Brayton Agreement” and, together with the EquiPower Agreement, the “ECP Agreements”) with Energy Capital Partners GP II, LP, a Delaware limited partnership (“ECP GP”), ECP II, ECP II-A, ECP II-B, ECP II-D, and Energy Capital Partners II-C (Cayman), L.P., a Cayman Islands limited partnership (“ECP II-C (Cayman)” and, collectively with ECP GP, ECP II, ECP II-A, ECP II-B and ECP II-D, the “Brayton Sellers” and, together with the EquiPower Sellers, the “ECP Sellers”), Brayton Point Holdings, LLC, a Delaware limited liability company (“Brayton”), and, solely for certain limited purposes set forth therein, each of ECP II-C Fund and Dynegy, pursuant to which Brayton Purchaser will, subject to the terms and conditions in the Brayton Agreement, acquire from the Brayton Sellers and other holders of equity interests in Brayton, through a stock purchase and the related merger of Merger Sub with and into Brayton, 100% of the equity interests in Brayton (the “Brayton Acquisition” and, together with the EquiPower Acquisition, the “ECP Acquisitions”).  The closing of each ECP Acquisition is contingent on the simultaneous closing of the other ECP Acquisition, and such closings are expected to occur by the end of the first quarter of 2015.  The aggregate base purchase price for the ECP Acquisitions is $3.25 billion in cash plus $200 million in common stock of Dynegy, subject to certain adjustments, including, among others, the level of working capital, indebtedness, and emission allowances at closing.

Each ECP Agreement includes customary representations, warranties and covenants by the respective parties thereto, and is subject to various closing conditions, including (i) obtaining FERC Approval and other required governmental approvals; (ii) no injunction or other legal prohibition preventing the closing under the applicable ECP Agreement; (iii) the continuing accuracy of each applicable party’s representations and warranties; and (iv) the satisfaction of other customary conditions.

Under each ECP Agreement, the applicable parties have agreed to indemnify the other applicable parties for breaches of representations and warranties, breaches of covenants and certain other matters, subject to certain exceptions and limitations. The ECP Purchasers shall, in the aggregate, not be entitled to indemnification in excess of $276.0 million, and a portion of the purchase price will be held in escrow for one year after closing to support the indemnification obligations of the ECP Sellers.

Each ECP Agreement contains certain termination rights for the respective ECP Purchasers and ECP Sellers, including if the closing of the applicable ECP Agreement does not occur by May 8, 2015. Each ECP Agreement provides for the payment of a termination fee by Dynegy under specific circumstances, including where the applicable ECP Agreement is terminated because of a breach of the representations, warranties or covenants by the applicable ECP Purchaser.

The foregoing description of the EquiPower Agreement and the Brayton Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the full text of the EquiPower Agreement and the Brayton Agreement, copies of which are attached as Exhibit 2.2 and 2.3 hereto, respectively, and the terms of which are incorporated herein by reference.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 21, 2014, the Board of Directors of Dynegy (the “Board”) approved Dynegy’s Sixth Amended and Restated Bylaws (the “Amended Bylaws”).  A copy of the Amended Bylaws is filed herewith as Exhibit 3.1 and is incorporated herein by this reference.  A summary of the amendment to the Amended Bylaws as approved by the Board is set forth below.

Article VIII — Other Provisions

•                  The addition of Section 4 (Forum for Adjudication of Certain Disputes) provides for the Court of Chancery of the State of Delaware as the sole and exclusive forum for adjudication of certain disputes, except as required by applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding pre-closing conditions and the ability to close the transactions during the periods indicated above. These statements are based on the current expectations of Dynegy’s management. Discussion of risks and uncertainties that could cause actual results to differ materially from current projections, forecasts, estimates and expectations of Dynegy is contained in Dynegy’s filings with the Securities and Exchange Commission (the “SEC”). Specifically, Dynegy makes reference to, and incorporates herein by reference, the sections entitled “Risk Factors” in its 2013 Form 10-K and second quarter 2014 Form 10-Q. In addition to the risks and uncertainties set forth in Dynegy’s SEC filings, the forward-looking statements described in this Current Report on Form 8-K could be affected by the following, among other things, (i) conditions to the closing of any of the transactions may not be satisfied; (ii) problems may arise in successfully integrating the Duke Energy, EquiPower and Brayton power facilities into Dynegy’s current portfolio, which may result in Dynegy not operating as effectively and efficiently as expected; (iii) Dynegy may be unable to achieve expected synergies or it may take longer than expected to achieve such synergies; (iv) any of the transactions may involve unexpected costs or unexpected liabilities; (v) Dynegy may be unable to obtain regulatory approvals required for any of the transactions or required regulatory approvals may delay any of the transaction or result in the imposition of conditions that could have a material adverse effect on Dynegy or cause Dynegy to abandon any of the transactions; (vi) the business of Dynegy may suffer as a result of uncertainty surrounding the transactions; (vii) the industry may be subject to future regulatory or legislative actions, including environmental, that could adversely affect Dynegy; and (viii) Dynegy may be adversely affected by other economic, business, and/or competitive factors. Any or all of Dynegy’s forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond Dynegy’s control.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document
2.1*	Purchase and Sale Agreement by and among Duke Energy SAM, LLC and Duke Energy Commercial Enterprises, Inc., as sellers, and Dynegy Resources I, LLC, as buyer, dated as of August 21, 2014

2.2*

Stock Purchase Agreement by and among Energy Capital Partners II, LP, Energy Capital Partners II-A, LP, Energy Capital Partners II-B, LP, Energy Capital Partners II-C (Direct IP), LP, Energy Capital Partners II-D, LP and Energy Capital Partners II (EquiPower Co-Invest), LP, Energy Capital Partners II-C, LP, for the limited purposes set forth therein, EquiPower Resources Corp., Dynegy Resource II, LLC, and Dynegy Inc., for the limited purposes set forth therein, dated as of August 21, 2014

2.3*

Stock Purchase Agreement and Agreement and Plan of Merger by and among Energy Capital Partners GP II, LP, Energy Capital Partners II, LP, Energy Capital Partners II-A, LP, Energy Capital Partners II-B, LP, Energy Capital Partners II-D, LP, Energy Capital Partners II-C (Cayman), LP, Energy Capital Partners II-C, LP, for the limited purposes set forth therein, Brayton Point Holdings, LLC, Dynegy Resource III, LLC, Dynegy Resource III-A, LLC, and Dynegy Inc., for the limited purposes set forth therein, dated as of August 21, 2014

3.1	Dynegy Inc. Sixth Amended and Restated Bylaws

10.1	Guaranty, dated August 21, 2014, by Dynegy Inc., for the benefit of Duke Energy SAM, LLC and Duke Energy Commercial Enterprises, Inc.

* Pursuant to Item 6.01(b)(2) of Regulation S-K exhibits and schedules are omitted.  Dynegy agrees to furnish supplementally a copy of any omitted schedule or exhibit upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (Registrant)

Dated: August 26, 2014	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document
2.1*	Purchase and Sale Agreement by and among Duke Energy SAM, LLC and Duke Energy Commercial Enterprises, Inc., as sellers, and Dynegy Resources I, LLC, as buyer, dated as of August 21, 2014

2.2*

Stock Purchase Agreement by and among Energy Capital Partners II, LP, Energy Capital Partners II-A, LP, Energy Capital Partners II-B, LP, Energy Capital Partners II-C (Direct IP), LP, Energy Capital Partners II-D, LP and Energy Capital Partners II (EquiPower Co-Invest), LP, Energy Capital Partners II-C, LP, for the limited purposes set forth therein, EquiPower Resources Corp., Dynegy Resource II, LLC, and Dynegy Inc., for the limited purposes set forth therein, dated as of August 21, 2014

2.3*

Stock Purchase Agreement and Agreement and Plan of Merger by and among Energy Capital Partners GP II, LP, Energy Capital Partners II, LP, Energy Capital Partners II-A, LP, Energy Capital Partners II-B, LP, Energy Capital Partners II-D, LP, Energy Capital Partners II-C (Cayman), LP, Energy Capital Partners II-C, LP, for the limited purposes set forth therein, Brayton Point Holdings, LLC, Dynegy Resource III, LLC, Dynegy Resource III-A, LLC, and Dynegy Inc., for the limited purposes set forth therein, dated as of August 21, 2014

3.1	Dynegy Inc. Sixth Amended and Restated Bylaws

10.1	Guaranty, dated August 21, 2014, by Dynegy Inc., for the benefit of Duke Energy SAM, LLC and Duke Energy Commercial Enterprises, Inc.

* Pursuant to Item 6.01(b)(2) of Regulation S-K exhibits and schedules are omitted.  Dynegy agrees to furnish supplementally a copy of any omitted schedule or exhibit upon request.